SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 Form 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) July 30, 1997


                    GE CAPITAL MORTGAGE SERVICES, INC.
              (as Seller and Servicer under the Pooling and
              Servicing Agreement, dated as of July 1, 1997,
             providing for the issuance of REMIC Multi-Class
                Pass-Through Certificates, Series 1997-7)



                    GE Capital Mortgage Services, Inc.
          (Exact name of registrant as specified in its charter)

                      New Jersey 33-5042 21-0627285
        (State or other jurisdiction (Commission (I.R.S. Employer
            of incorporation) File Number) Identification No.)




                          Three Executive Campus
                      Cherry Hill, New Jersey 08002
            (Address of Principal Executive Office) (Zip Code)




    Registrant's telephone number, including area code (609) 661-6100

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

General.
On July 30, 1997 GE Capital Mortgage Services, Inc. ("GECMSI") offered to investors certain classes of its REMIC Multi-Class Pass-Through Certificates, Series 1997-7 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool ("Pool 1997-7") of conventional, one- to four-family residential loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated May 8, 1997 as supplemented by the Prospectus Supplement dated July 28, 1997.

The original principal balance of each Class of the Certificates is as follows:
                     Class A1      $31,542,857.00
                     Class A2       $5,674,200.00
                     Class A3     $149,968,896.00
                     Class A4      $16,769,592.00
                     Class A5      $35,353,749.00
                     Class A6      $12,029,747.00
                     Class A7       $4,180,000.00
                     Class A8       $2,760,000.00
                     Class A9       $6,800,000.00
                     Class A10     $10,000,000.00
                     Class A11     $40,000,000.00
                     Class A12     $20,000,000.00
                     Class PO         $281,981.71
                     Class M        $5,253,699.00
                     Class B1       $3,502,466.00
                     Class B2       $2,626,849.00
                     Class B3       $1,751,233.00
                     Class B4         $525,369.00
                     Class B5       $1,225,865.25
                     Class R              $100.00
                     Class S                (1)
                     Total :      $350,246,603.96


 (1) The Class S Certificates are issued with an initial Notional
 Principal Balance of $336,919,958.00 and shall bear interest at the Strip Rate (as defined in the Pooling and Servicing
 Agreement).


The initial Junior Percentage and initial Senior Percentage for Pool 1997-7 are approximately 4.253% and 95.747%, respectively. The initial Group I Senior Percentage and initial Group II Senior Percentage are 75.745%, and 20.002%, respectively. The "Bankruptcy Loss Amount," the "Fraud Loss Amount" and the "Special Hazard Loss Amount" for Pool 1997-7 as of the initial issuance of the Certificates are $100,000, $7,004,932 and $3,502,466, respectively, representing approximately 0.03%, 2.00%, and 1.00%, respectively, of the aggregate Scheduled Principal Balances of the Mortgage Loans as of July 1, 1997 (the "Cut-off Date").

Description of the Mortgage Pool and the Mortgaged Properties

Pool 1997-7

Pool 1997-7 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans evidenced by Mortgage Notes which have original maturities of 20 to 30 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $350,246,603.96.

The interest rates (the "Mortgage Rates") borne by the 1,230 Mortgage Loans conveyed by GECMSI to Pool 1997-7 range from 6.8750% to 10.5000% and the weighted average Mortgage Rate as of the Cut-off Date is 8.1771% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance as of the Cut-off Date). At origination, the principal balances of the Mortgage Loans in Pool 1997-7 ranged from $36,000.00 to $744,000.00, and, as of the Cut-off Date, the average outstanding Scheduled Principal Balance of the Mortgage Loans in Pool 1997-7 is $284,753.34 after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Mortgage Loan in Pool 1997-7 is November 1991, and the latest scheduled maturity date of any such Mortgage Loan is July 2027. The weighted average loan-to-value ratio of the Mortgage Loans as of the Cut-off date in Pool 1997-7 is 79.3238%.

The Mortgage Loans in Pool 1997-7 have the following characteristics as of the Cut-off Date.

a)  The following table sets forth information, as of the Cut-off
   Date, with respect to the Mortgage Rates borne by the Mortgage
   Loans in Pool 1997-7:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
     MORTGAGE         # OF                  AS OF         AGGREGATE
        RATES        LOANS           CUT-OFF DATE           BALANCE
     --------        -----           ------------         ---------
      6.8750%            1            $440,723.22           0.1258%
      7.1250%            1            $257,394.00           0.0735%
      7.3750%            3            $792,602.52           0.2263%
      7.5000%           10          $2,750,587.86           0.7853%
      7.6250%           19          $6,285,421.29           1.7946%
      7.7500%           91         $26,260,071.71           7.4976%
      7.8750%          139         $42,092,473.61          12.0180%
      8.0000%          207         $62,368,545.73          17.8070%
      8.1250%          181         $54,699,128.50          15.6172%
      8.2500%          173         $50,053,915.36          14.2910%
      8.3350%            1            $247,120.02           0.0706%
      8.3750%          148         $42,622,905.69          12.1694%
      8.5000%           93         $24,848,173.45           7.0945%
      8.6250%           62         $17,156,308.71           4.8984%
      8.7500%           24          $6,260,285.45           1.7874%
      8.8750%           15          $3,870,590.27           1.1051%
      8.9400%            1            $270,948.58           0.0774%
      9.0000%           14          $2,662,074.41           0.7601%
      9.1250%            6            $887,700.58           0.2535%
      9.2500%            7            $900,503.42           0.2571%
      9.3750%            9          $1,360,794.79           0.3885%
      9.5000%           10          $1,523,820.58           0.4351%
      9.6250%            4            $508,010.84           0.1450%
      9.7500%            5            $720,302.27           0.2057%
      9.8750%            1             $44,359.49           0.0127%
     10.0000%            1             $44,960.01           0.0128%
     10.1250%            2            $142,276.80           0.0406%
     10.2500%            1            $129,640.72           0.0370%
     10.5000%            1             $44,964.08           0.0128%
 Total               1,230        $350,246,603.96         100.0000%

b) The following table sets forth information, as of the Cut-off
Date, with respect to the original principal balances of the Mortgage Loans in Pool 1997-7 :

                                            AGGREGATE             % OF
                                             BALANCES          POOL BY
          ORIGINAL           # OF               AS OF        AGGREGATE
          BALANCES          LOANS        CUT-OFF DATE          BALANCE
          --------          -----        ------------        ---------

         $ 0  -  214,600      103      $12,361,695.09          3.5294%
    $214,601  -  250,000      368      $86,013,973.62         24.5582%
    $250,001  -  300,000      376     $102,953,598.44         29.3947%
    $300,001  -  350,000      172      $55,935,453.37         15.9703%
    $350,001  -  400,000       91      $34,367,399.83          9.8123%
    $400,001  -  450,000       48      $20,327,721.80          5.8038%
    $450,001  -  600,000       62      $31,821,121.05          9.0853%
    $600,001  -  650,000        9       $5,722,091.48          1.6337%
   $650,001  - 1,000,000        1         $743,549.28          0.2123%
Total                       1,230     $350,246,603.96        100.0000%

The largest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1997-7 is
$743,549.28.

The smallest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1997-7 is
$35,968.85.

c)  The following table sets forth information, as of the Cut-off
    Date, with respect to the years of origination of the Mortgage Loans in Pool 1997-7:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
      YEAR OF         # OF                  AS OF         AGGREGATE
  ORIGINATION        LOANS           CUT-OFF DATE           BALANCE
  -----------        -----           ------------         ---------

         1991            1            $219,675.13           0.0627%
         1992            1            $179,729.45           0.0513%
         1993            2            $687,843.24           0.1964%
         1994            1            $239,642.67           0.0684%
         1995            4            $976,774.04           0.2789%
         1996           18          $4,915,325.30           1.4034%
         1997        1,203        $343,027,614.13          97.9389%
        Total        1,230        $350,246,603.96         100.0000%

d) The following table sets forth information, as of the Cut-off Date, with respect to the loan-to-value ratios of the Mortgage Loans at origination in Pool 1997-7:

            LOAN-                           AGGREGATE             % OF
          TO-VALUE                           BALANCES          POOL BY
          RATIO AT           # OF               AS OF        AGGREGATE
         ORIGINATION        LOANS        CUT-OFF DATE          BALANCE
         -----------        -----        ------------        ---------
      00.000 -    50.00        25       $7,944,224.48          2.2682%
      50.001  -   60.00        35       $9,847,590.79          2.8116%
      60.001  -   70.00       110      $33,536,728.56          9.5752%
      70.001  -   75.00       135      $40,134,088.45         11.4588%
      75.001  -   80.00       561     $164,056,203.35         46.8401%
      80.001  -   85.00        27       $7,556,814.66          2.1576%
      85.001  -   90.00       178      $48,567,894.02         13.8668%
      90.001  -   95.00       159      $38,603,059.65         11.0217%
      95.001  -  100.00         0               $0.00          0.0000%
            Total           1,230     $350,246,603.96        100.0000%

e)  The following table sets forth information, as of the Cut-off
    Date, with respect to the type of Mortgaged Properties securing the Mortgage Loans in Pool 1997-7:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
TYPE OF               # OF                  AS OF         AGGREGATE
DWELLING             LOANS           CUT-OFF DATE           BALANCE
--------             -----           ------------         ---------

Single-family
detached             1,158        $332,707,211.72          94.9923%
Single-family
attached                22          $5,628,586.15           1.6070%
Condominium             42          $9,866,650.72           2.8171%
2 - 4 Family Units       8          $2,044,155.37           0.5836%
Total                1,230        $350,246,603.96         100.0000%

f)  The following table sets forth information, as of the Cut-off
    Date, with respect to the occupancy status of the Mortgaged
    Properties securing the Mortgage Loans as represented by the mortgagors at origination in Pool 1997-7:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
                      # OF                  AS OF         AGGREGATE
OCCUPANCY            LOANS           CUT-OFF DATE           BALANCE
---------            -----           ------------         ---------
Owner Occupied       1,202        $343,660,449.97          98.1195%
Vacation                20          $5,200,651.89           1.4849%
Investment               8          $1,385,502.10           0.3956%
Total                1,230        $350,246,603.96         100.0000%

g)  The following table sets forth information, as of the Cut-off
    Date, with respect to the geographic distribution of the Mortgaged Properties securing the Mortgage Loans in Pool
    1997-7:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
                      # OF                  AS OF         AGGREGATE
STATE                LOANS           CUT-OFF DATE           BALANCE
-----                -----           ------------         ---------
Alaska                   3          $1,092,129.64           0.3118%
Alabama                  7          $1,769,756.69           0.5053%
Arkansas                 2            $604,974.22           0.1727%
Arizona                 26          $7,160,422.63           2.0444%
California             437        $128,287,568.04          36.6279%
Colorado                33          $9,707,211.09           2.7715%
Connecticut             16          $4,990,980.49           1.4250%
District of Columbia     4          $1,224,797.27           0.3497%
Delaware                 2            $504,810.57           0.1441%
Florida                 50         $10,872,579.58           3.1043%
Georgia                 21          $6,965,478.47           1.9887%
Iowa                     2            $778,556.87           0.2223%
Illinois                29          $9,155,144.42           2.6139%
Indiana                  7          $2,095,295.23           0.5982%
Kentucky                 3          $1,050,820.97           0.3000%
Louisiana                5          $1,862,369.98           0.5317%
Massachusetts           53         $14,721,252.65           4.2031%
Maryland                65         $17,809,021.73           5.0847%
Maine                    2            $772,225.11           0.2205%
Michigan                12          $3,362,759.29           0.9601%
Minnesota                9          $2,472,707.53           0.7060%
Missouri                 2            $519,524.08           0.1483%
Mississippi              1            $227,108.76           0.0648%
North Carolina          19          $5,187,675.52           1.4811%
New Hampshire            4          $1,470,377.39           0.4198%
New Jersey              79         $21,100,856.11           6.0246%
New Mexico               2            $408,681.39           0.1167%
Nevada                  14          $4,614,394.79           1.3175%
New York                28          $7,861,675.00           2.2446%
Ohio                    17          $4,271,448.70           1.2196%
Oklahoma                 2            $510,383.26           0.1457%
Oregon                   5          $1,608,916.80           0.4594%
Pennsylvania            36         $11,119,605.15           3.1748%
Rhode Island             1            $277,292.94           0.0792%
South Carolina           4            $956,960.17           0.2732%
Tennessee               12          $3,449,071.08           0.9848%
Texas                   56         $16,114,206.10           4.6008%
Utah                     6          $1,525,953.30           0.4357%
Virginia               107         $28,096,340.93           8.0219%
Vermont                  1            $259,846.49           0.0742%
Washington              36         $10,622,625.94           3.0329%
Wisconsin               10          $2,782,797.59           0.7945%
Total                1,230        $350,246,603.96         100.0000%

h)  The following table sets forth information, as of the Cut-off
    Date, with respect to the maturity dates of the Mortgage
    Loans in Pool 1997-7:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
      YEAR OF         # OF                  AS OF         AGGREGATE
     MATURITY        LOANS           CUT-OFF DATE           BALANCE
     --------        -----           ------------         ---------
         2017            7          $2,077,063.18           0.5930%
         2021            2            $494,454.46           0.1412%
         2022            6          $1,071,114.16           0.3058%
         2023            3            $890,782.81           0.2543%
         2024            4          $1,178,575.57           0.3365%
         2025            3            $705,825.46           0.2015%
         2026           12          $3,328,406.59           0.9503%
         2027        1,193        $340,500,381.73          97.2174%
        Total        1,230        $350,246,603.96         100.0000%

The weighted average scheduled remaining term to maturity of the Mortgage Loans in Pool 1997-7 calculated as of the Cut-off Date is 358 months.

i)  The following table sets forth information, as of the Cut-off
    Date, with respect to the purpose of the Mortgage Loans in Pool 1997-7:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
PURPOSE               # OF                  AS OF         AGGREGATE
OF LOAN              LOANS           CUT-OFF DATE           BALANCE
-------              -----           ------------         ---------

Purchase               969        $275,215,588.91          78.5776%
Rate Term/Refinance    195         $58,259,932.53          16.6340%
Cash-out Refinance      66         $16,771,082.52           4.7884%
Total                1,230        $350,246,603.96         100.0000%

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
EXHIBITS.

1.1  The Underwriting Agreement, dated as of June 22,
     1995, and the related Terms Agreement, dated as of July 28, 1997, for the Series 1997-7 Certificates between GE Capital Mortgage Services, Inc. and Credit Suisse First Boston Corporation.

4.1  The Pooling and Servicing Agreement for the Series
     1997-7 Certificates, dated as of July 1, 1997, between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.

                                SIGNATURES





           Pursuant to the requirements of the Securities
           Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                GE Capital Mortgage Services, Inc.



                                      By:  /s/ Syed W. Ali
                                         ------------------------
                                      Name:  Syed W. Ali
                                      Title:  Vice President







Dated as of July 30, 1997

                                SIGNATURES





           Pursuant to the requirements of the Securities
           Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                GE Capital Mortgage Services, Inc.



                                      By:
                                         ------------------------
                                      Name: Syed W. Ali
                                      Title:Vice President





Dated as of July 30, 1997

                              EXHIBIT INDEX




The exhibits are being filed herewith:


-------------------------------------------------------------------------------
       EXHIBIT NO.                DESCRIPTION                   PAGE
-------------------------------------------------------------------------------

           1.1             The Underwriting Agreement,
                           dated as of June 22, 1995, and the
                           related Terms Agreement, dated as
                           of July 28, 1997, between GE
                           Capital Mortgage Services, Inc.
                           and Credit Suisse First Boston
                           Corporation.

                           The Pooling and Servicing
           4.1             Agreement for the Series 1997-7
                           Certificates, dated as of July 1,
                           1997, between GE Capital
                           Mortgage Services, Inc., as seller
                           and servicer, and State Street
                           Bank and Trust Company, as
                           trustee.
-------------------------------------------------------------------------------